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                                                       ELAMEX, S.A. DE C.V.
                                        (Nombre de la Suscriptora)    (Name of Maker)


                                                       PAGARE
                                                  PROMISSORY NOTE


          US$7,500,000                                                          $7,500,000 Dolares E.U.A.


ELAMEX, S.A. DE C.V.                                              ELAMEX, S.A. DE C.V.

a company duly  organized  and existing  under the laws of        una sociedad  debidamente  constituida  y existente  bajo
the  United  Mexican  States  (the  "Maker"),   for  value        las   leyes  de  los   Estados   Unidos   Mexicanos   (la
received, by this PROMISSORY NOTE, hereby  unconditionally        "Suscriptora"),  por  valor  recibido,  por medio de este
promises to pay to the order of GENERAL  ELECTRIC  CAPITAL        PAGARE  incondicionalmente  promete  pagar a la  orden de
CORPORATION,  or its assignees  ("Holder"),  the principal        GENERAL ELECTRIC CAPITAL  CORPORATION,  o sus cesionarios
sum of Ten Million  United States  Dollars  (US$7,500,000)        ("Tenedor"),   la  suma   principal  de  Siete   Millones
on February 1, 2000 (the "Maturity Date").                        Quinientos  Mil Dolares de los Estados  Unidos de America
                                                                  (US$7,500,000)  el 1o de  febrero  de 2000 (la "Fecha de
                                                                  Vencimiento").


Interest  on the  unpaid  principal  amount  hereof  shall        Los  intereses  sobre el  saldo  principal  insoluto  del
accrue  from and  including  the  date of this  PROMISSORY        presente se  devengaran  desde e  incluyendo  la fecha de
NOTE and shall be  payable  in  arrears  in United  States        este PAGARE y seran pagaderos,  por periodos vencidos, en
Dollars  on the last day of each  LIBOR  Period.  The term        Dolares  de los  Estados  Unidos de America el ultimo dia
"LIBOR  Period"  shall mean each  period  commencing  on a        de  cada  Peraodo  LIBOR.  El  termino   "Periodo  LIBOR"
Business  Day and  ending  one  (1) or  three  (3)  months        significara  cada  periodo  comenzando  en un Dia Habil y
thereafter  as  selected  by Maker  provided  that (a) the        terminando  un (1) o tres  (3)  meses  despues  segun  la
initial  LIBOR  Period for the Loan shall  commence on the        seleccion de la Suscriptora,  con el entendimiento de que
date  hereof  and shall end three (3)  months  thereafter;        (a) el Periodo LIBOR  inicial para el prestamo  comenzara
(b) if such day in any year is not a  Business  Day,  then        apartir de la fecha de este  documento y  terminara  tres
the  LIBOR  Period  shall  end  on  the  next   succeeding        meses  despues,  y (b) si  cualquiera  de tales fechas en
Business Day unless the result of such extension  would be        cualquier  ano  no sea un Dia  Habil,  el  Periodo  LIBOR
to carry the LIBOR period into another  calendar month, in        terminara  en el Dia Habil  siguiente,  con  excepcion de
which   event   such  LIBOR   Period   shall  end  on  the        que si tal  extension  resulte  en que el  Periodo  LIBOR
immediately  preceding  Business  Day (any such  date,  an        pase al  proximo  mes de  calendario,  el  Periodo  LIBOR
"Interest  Payment  Date");  and (c) the last LIBOR Period        terminara   el  Dia   Habil   inmediatamente   precedente
shall  end  on  the  Maturity  Date;  provided,  that  the        (cualquier  de  dichas  fechas,  una  "Fecha  de Pago de
initial  LIBOR Period  shall  commence on the date hereof;        Intereses"),  y (c) el ultimo Periodo LIBOR  terminara en
provided,  further,  that any LIBOR  Period that begins on        la Fecha de Vencimiento;  con el  entendimiento de que el
the last  Business  Day of a  calendar  month (or on a day        Periodo   LIBOR   inicial   comenzara  en  la  fecha  del
for which  there is no  numerically  corresponding  day in        presente;   con  el   entendimiento   adicional   de  que
the calendar  month at the end of such LIBOR Period) shall        cualquier  Periodo  LIBOR que empiece el ultimo Dia Habil
end on the last  Business  Day of a  calendar  month.  The        de un mes de  calendario  (o en un dia en el  cual no hay
term "Business  Day" shall mean a day on which  commercial        un  dia  numericamente   correspondiente  en  el  mes  de
banks are open for  business in the City of New York,  New        calendario  al fin de tal  Periodo  LIBOR)  terminara  el
York,  United  States  of  America,  Mexico  D.F.,  United        ultimo  Dia  Habil de un mes de  calendario.  El  termino
Mexican States and London, England.                               "Dia  Habil"  significara  un dia en el cual  los  bancos
                                                                  comerciales  se  encuentren  abiertos para negocios en la
                                                                  Ciudad  de Nueva  York,  Nueva  York,  Estados  Unidos de
                                                                  America,   Mexico,   D.F.,  Estados  Unidos  Mexicanos  y
                                                                  Londres, Inglaterra.

The  rate  of   interest   for  each  LIBOR   Period  from        La tasa de interes  para cada Periodo  LIBOR  pagadera de
time-to-time  payable in respect of this  PROMISSORY  NOTE        tiempo en tiempo  respecto  a este  PAGARE  (la "Tasa de
(the  "Rate of  Interest")  shall be the rate of  interest        Interes")  sera la tasa de interes  equivalente a la suma
equal  to the sum of (x)  3.00%  per  annum  plus  (y) the        de (x) 3.00%  anual  mas (y) la Tasa  LIBOR.  El  termino
LIBOR  Rate.  The term  "LIBOR  Rate"  shall mean for each        "Tasa  LIBOR"  significara  para cada  Periodo  LIBOR una
LIBOR  Period,  a rate  of  interest  equal  to:  (a)  the        tasa  de  interes  igual  a  (a)  la  tasa  ofrecida  por
offered  rate for  deposits in Dollars for the  applicable        depositos en Dolares para el Periodo LIBOR  aplicable que
LIBOR  Period,   as  appears  in  the   Bloomberg   Screen        aparece  en  la  Pantalla   Bloomberg   (cual  ensena  el
(displaying an average of quotations  for British  Bankers        promedio  de  cotizas  de las  Tasas  LIBOR  del  British
Association  LIBOR Rates for the  relevant  time  period),        Bankers   Association   para  el   periodo   pertinente),
quoted as of 11:00 a.m.  London  time on the  second  full        cotizado a las 11:00 de la manana,  tiempo de Londres, en
Banking  Day next  preceding  the first day of each  LIBOR        el segundo Dia  Bancario  completo  precedente  al primer
Period;  divided  by (b) a number  equal to 1.0  minus the        dia de cada  Periodo  LIBOR;  dividido  por (b) un numero
aggregate   (but   without   duplication)   of  the  rates        igual a 1.0 menos lo agregado  (pero sin  duplicacion)  a
(expressed as a decimal fraction) of reserve  requirements        las  tasas  (expresadas  con  una  fraccion  decimal)  de
in  effect  on the  date  of  determination  described  in        requisitas de reservas en efecto el dia de  determinacion
clause (a) above (including basic, supplemental,  marginal        descrito  en  clausula  (a) arriba  (incluyendo  reservas
and emergency  reserves under any regulations of the Board        basicas,  suplementales,  marginales y de emergencia bajo
of  Governors  of the  Federal  Reserve  system  or  other        cualquier  reglas del Consejo de Gobernadores del Sistema
governmental  authority having  jurisdiction  with respect        Federal   de   Reservas  u  otra   autoridad   que  tiene
thereto,  as now and  from  time to  time in  effect)  for        jurisdiccion  respecto a ellas,  actualmente  en efecto y
Eurocurrency    funding   (currently    referred   to   as        de   tiempo  a   tiempo)   para  el   fondeo   Euromoneda


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"Eurocurrency  liabilities" in Regulation D of such Board)        (actualmente  se refiere como "pasivos  Euromoneda" en la
which are  required to be  maintained  by a member bank of        Regla D de dicho  Consejo) que se requiere ser  mantenido
the Federal Reserve  System.  If such interest rates shall        por un banco  miembro  del Sistema  Federal de  Reservas.
cease to be  available  from  the  Bloomberg  Screen,  the        Si tal tasa de interes deja de ser  disponible  por medio
LIBOR Rate shall be that which  appears on  Telerate  Page        de la Pantalla Bloomberg,  la Tasa LIBOR sera la tasa que
3750  as  the  "British   Bankers   Association   Interest        aparece  como el "British  Bankers  Association  Interest
Settlement  Rate" as of 11:00  a.m.  London  time,  on the        Settlement  Rate" en  Telerate  Page 3750 desde las 11:00
second  full  Banking Day prior to the  beginning  of such        de la  manana,  tiempo  de  Londres,  en el  segundo  Dia
LIBOR  Period.  The term "Banking Day" shall mean a day on        Bancario  completo  precedente  al comenzo de tal Periodo
which banks are open for  business  and  quoting  interest        LIBOR.  El termino "Dia  Bancario"  significara un dia en
rates  for  United  States  Dollar   deposits  in  London,        el  cual  los   bancos  se   encuentren   abiertos   para
England.                                                          operaciones  y  cotizaciones  de tasas de  interes  sobre
                                                                  depositos en Dolares de los Estados  Unidos de America en
                                                                  Londres, Inglaterra.

In the event the Maker  shall fail to pay in full when due        En  el  caso  de  que  la   Suscriptora  no  pague  a  su
any amount owed by the Maker hereunder,  from the date any        vencimiento  la totalidad  de  cualquier  cantidad que la
such  amount  was due to the date  such  amount is paid in        Suscriptora   deba  pagar  al  Tenedor  conforme  a  este
full,  the Rate of  Interest  shall be equal to the sum of        PAGARE,  desde la fecha de  vencimiento  de tal  cantidad
three   percent   (3%)   plus  the   applicable   Rate  of        hasta que dicha  cantidad sea pagada en su totalidad,  la
Interest.                                                         Tasa  de  Interes  sera  igual  a la  suma  de la Tasa de
                                                                  Interes mas tres porciento (3%).

Interest  hereunder  shall be  computed  on the basis of a        Los  intereses a que se refiere este PAGARE se computaran
year of  three  hundred  and  sixty  days  for the  actual        sobre la base de un ano de  trescientos  sesenta dias por
number  of  days  elapsed,  including  the  first  day but        el numero de dias calendarios  transcurridos,  incluyendo
excluding the last day.                                           el primero pero excluyendo el ultimo de dichos dias.

The principal  amount hereof and interest thereon shall be        La  suma   principal  de  este  PAGARE  y  los  intereses
payable  by  deposit to  account  number  50260003  of the        correspondientes   a  la  misma,   se  pagaran   mediante
Holder at the branch of Bankers Trust,  New York, New York        deposito en la cuenta  numero  50260003 del Tenedor en la
10006,  United  States of America  (ABA Number  021001033;        sucursal de Bankers Trust  ubicada en New York,  New York
Reference  Elamex MX 0038),  in United  States  Dollars in        10006,   Estados  Unidos  de  America,   (Numero  de  ABA
immediately available funds.                                      021001033;   Referencia   Elamex  MX  0038)  en   dolares
                                                                  estadounidenses en fondos inmediatamente disponibles.

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All payments of principal and interest on this  PROMISSORY        Todos los pagos de  principal y de  intereses  sobre este
NOTE shall be made  without  set-off or  counterclaim  and        PAGARE seran  realizados sin compensacion o contrademanda
shall be free and clear of and without  deduction  for any        y  estaran  libres  de  deduccion   alguna   derivada  de
present  or  future  taxes or other  deductions  levied or        cualquier  impuesto presente o futuro u otras deducciones
assessed  by  any  domestic  or  foreign   government   or        impuestas  por  gobiernos   nacionales  o  extranjeros  o
governmental  authority in order that such payments  shall        autoridades  gubernamentales,  a fin de que dichos  pagos
not be less  than the  amount  otherwise  specified  to be        no  sean  menores  a las  cantidades  pagaderas  bajo  el
paid under this PROMISSORY NOTE.                                  presente.

Upon  default in the full payment of interest or principal        En caso de  incumplimiento en pago total de los intereses
on this  PROMISSORY  NOTE,  the  entire  unpaid  principal        o principal de este  PAGARE,  la suma  principal  integra
hereof and  interest  accrued  thereon  shall  immediately        del mismo,  mas los intereses  correspondientes  hasta la
become due and  payable  at the option and upon  demand of        fecha de pago,  seran exigibles y pagaderos de inmediato,
the Holder.                                                       a eleccion y requerimiento del Tenedor.


For the  purposes  of Article  128 of the  General  Law of        Para los  efectos del  Articulo  128 de la Ley General de
Negotiable  Instruments  and  Credit  Transactions  of the        Titulos y  Operaciones  de Credito de los Estados  Unidos
United Mexican  States,  the Maker,  the holder hereof and        Mexicanos,  la Suscriptora,  el tenedor y cualquier otros
the  other  signatories  of this  PROMISSORY  NOTE  hereby        signatarios   de  este  PAGARE  por  medio  del  presente
irrevocably  extend  the  term  for  presentment  of  this        irrevocablemente  extienden el termino de presentacion de
PROMISSORY   NOTE  until   February  1,  2000,   it  being        este  PAGARE  hasta  el  1o de  febrero  de  2000,  en el
understood  that  such  extension  shall  not be deemed to        entendido de que dicha  extension no sera  entendida como
prevent  presentment of this PROMISSORY NOTE prior to such        un  obstaculo  para para la  presentacion  de este PAGARE
date.                                                             antes de dicha fecha.




For any legal  action or  proceeding  with respect to this        Para cualquier  accion legal o procedimiento  relacionado
PROMISSORY  NOTE, the Maker and each Guarantor  (Avalista)        con  este  PAGARE,   la   Suscriptora   y  cada  Avalista
expressly  submits  itself  to  the  jurisdiction  of  the        expresamente   se  somete  a  la   jurisdiccion   de  los
competent  courts  in  Mexico,  Federal  District,  United        tribunales  competentes  en  Mexico,   Distrito  Federal,
Mexican  States,  and the courts of the  United  States of        Estados  Unidos  Mexicanos,   y  los  tribunales  de  los
America  located in New York,  New York,  United States of        Estados  Unidos de  America o del  Estado de Nueva  York,


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America,  at the  election  of the  Holder,  wherefore  it        localizados  en la  Ciudad  de Nueva  York,  Nueva  York,
waives expressly any other  jurisdiction to which it might        Estados  Unidos de America,  a eleccion del Tenedor,  por
have a right, including,  but not limited to, jurisdiction        lo   que   renuncia   expresamente   a   cualquier   otra
by reason of its  present or future  domicile or by reason        jurisdiccion a que pudiera tener  derecho,  incluyendo de
of the place of payment of this  PROMISSORY  NOTE. For the        manera  enunciativa y no  limitativa,  toda  jurisdiccion
purposes  of any legal  action or  proceeding  related  to        por razon de sus  actuales  o futuros  domicilios,  o por
this  PROMISSORY  NOTE in New York City, New York,  United        razon  del  lugar  de  pago  de  este  PAGARE.  Para  los
States  of   America,   the   Maker  and  each   Guarantor        efectos  de  cualquier   accion  legal  o   procedimiento
(Avalista)  designates the office of CT Corporation System        relacionado  con este  PAGARE en la Ciudad de Nueva York,
located  in New York  City,  New  York,  United  States of        Nueva York,  Estados Unidos de America,  la Suscriptora y
America,  as its agreed upon  domicile  with the Holder of        cada  Avalista  denomina  la  oficina  de CT  Corporation
this  PROMISSORY  NOTE  for  the  purpose  of  service  of        System,  establecida  en la Ciudad de Nueva  York,  Nueva
process.  In  the  event  a suit  is  brought  to  enforce        York,  Estados  Unidos  de  America,  como  su  domicilio
payment  of this  PROMISSORY  NOTE  and  accrued  interest        convenido  con el Tenedor de este PAGARE para  efectos de
thereon,  if any, the Maker and each Guarantor  (Avalista)        notificaciones.  En caso de litigio  para obtener el pago
agrees  to  pay  such  additional  sum  for  expenses  and        de este PAGARE y los  intereses  devengados,  en su caso,
attorneys' fees as the court may adjudge reasonable.              la  Suscriptora  y cada  Avalista  conviene  en cubrir la
                                                                  cantidad  adicional  por  concepto de gastos y honorarios
                                                                  legales que los tribunales consideren razonables.

This  PROMISSORY NOTE shall be deemed to be made under the        El presente PAGARE se considerara emitido conforme a las
laws of the State of New York,  United  States of America,        leyes del Estado de Nueva York, Estados Unidos de
and for all  purposes  shall be  construed  in  accordance        America, y para todos los fines se interpretara de
with the laws of such State;  provided,  however, that for        acuerdo con las leyes de dicho Estado; con el
any legal  action or  proceeding  brought  with respect to        entendimiento, sin embargo, de que para cualquier accion
this  PROMISSORY  NOTE in the courts of the United Mexican        legal o procedimiento que se siga en relacion con este
States,  or  any  political   subdivision  thereof,   this        PAGARE en los tribunales de los Estados Unidos Mexicanos
PROMISSORY  NOTE shall be deemed to be made under the laws        o de cualquier de sus entidades politicas, el presente
of the United  Mexican  States and for such purposes shall        PAGARE se considerara emitido conforme a las leyes de
be  construed  in  accordance  with the laws of the United        los Estados Unidos Mexicanos, y para tales fines se
Mexican States.                                                   interpretara de acuerdo con las leyes de los Estados
                                                                  Unidos Mexicanos.

The Maker and each  Guarantor  (Avalista)  hereby  waives         La  Suscriptora  y cada  Avalista  por medio del presente


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presentment,  demand,  protest  and notice of any kind in         renuncia la presentacion,  exigencia, protesto o aviso de
connection with this PROMISSORY NOTE.                             cualquier clase en relacion con este PAGARE.

The  failure of the Holder to  exercise  any of its rights        La falta de ejercicio  por el Tenedor de cualquier de sus
hereunder  in any instance  shall not  constitute a waiver        derechos derivados del mismo en cualquier  instancia,  no
thereof in that instance or any other instance.                   constituira   una  renuncia  a  tales   derechos  en  esa
                                                                  instancia o en cualquier otra instancia.

This  PROMISSORY  NOTE has been  executed in both  English        El  presente  PAGARE  se firma,  tanto en ingles  como en
and  Spanish  versions,  both  of  which  shall  bind  the        espanol,  siendo ambas  versiones  obligatorias  para las
parties;  provided,  however,  that in case of doubt as to        partes;  con el  entendimiento,  sin  embargo,  de que en
the  proper   interpretation   and  construction  of  this        caso   de   duda   respecto   a   la   interpretacion   y
PROMISSORY  NOTE, the English text shall be controlling in        entendimiento  adecuados  de este  PAGARE,  el  texto  en
all  cases,   except  that  the  Spanish   text  shall  be        ingles  prevalecera  en todo caso, con la salvedad de que
controlling  in any  legal  action or  proceeding  brought        el texto en espanol sera el que rija en cualquier  accion
with respect to this  PROMISSORY NOTE in the courts of the        o  procedimiento  legal que se siga en relacion  con este
United  Mexican   States  or  any  political   subdivision        PAGARE en los Estados Unidos  Mexicanos o en cualquier de
thereof.                                                          sus entidades politicas.





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This  PROMISSORY  NOTE consists of eight (8) sheets,  each        Este PAGARE  consiste de ocho (8) paginas cada una de las
of which have been signed by the Maker and the  Guarantors        cuales ha sido  debidamente  firmada por la Suscriptora y
(Avalistas).                                                      los Avalistas.



                                   _______________________________________________________
                                                   Lugar y Fecha de Firma
                                                 (Place and Date of Signing)

                                                                  ELAMEX, S.A. DE C.V.

                                                                  Por (By)      /s/ Carlos D. Martens
                                                                  Cargo (Title) Vice-President and Chief Financial Officer




POR AVAL (GUARANTEED BY):                                         POR AVAL (GUARANTEED BY):

ELAMEX DE JUAREZ, S.A. DE C.V.                                    ELECTRONICA ALCAZAR, S.A. DE C.V.

Por (By)      /s/ Carlos D. Martens                               Por (By)      /s/ Carlos D. Martens
Cargo (Title) Vice-President and Chief Financial Officer          Cargo (Title) Vice-President and Chief Financial Officer



POR AVAL (GUARANTEED BY):                                         POR AVAL (GUARANTEED BY):

ELAMEX DE NUEVO LAREDO, S.A. DE C.V.                              ELAMEX DE OCCIDENTE, S.A. DE C.V.

Por (By)      /s/ Carlos D. Martens                               Por (By)      /s/ Carlos D. Martens
Cargo (Title) Vice-President and Chief Financial Officer          Cargo (Title) Vice-President and Chief Financial Officer







POR AVAL (GUARANTEED BY):                                         POR AVAL (GUARANTEED BY):



                                                                  7
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ELAMEX USA, CORP.                                                 MANUFACTURAS DE TAMAULIPAS, S.A. DE C.V.

Por (By)      /s/ Carlos D. Martens                               Por (By)      /s/ Carlos D. Martens
Cargo (Title) Vice-President and Chief Financial Officer          Cargo (Title) Vice-President and Chief Financial Officer



POR AVAL (GUARANTEED BY):

MANUFACTURAS DEL NORESTE, S.A. DE C.V.

Por (By)      /s/ Carlos D. Martens
Cargo (Title) Vice-President and Chief Financial Officer


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